UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 24, 2006
BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois		60631

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (773) 380-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 24, 2006, James F. McAnally, M.D. notified Bally Total Fitness Holding Corporation of his resignation from the Company’s Board of Directors, effective immediately. Dr. McAnally’s resignation was not due to any disagreement with the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION
Registrant

Dated: August 25, 2006	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel